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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   November 17, 1998



                           NATIONAL INFORMATION GROUP
             (Exact name of registrant as specified in its charter)


    California                           0-16332                  94-3031790
(State or other jurisdiction          (Commission             (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)



                           395 Oyster Point Boulevard
                                    Suite 500
                      South San Francisco, California 94080
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (650) 872-6772



         (Former name or former address, if changed since last report.)


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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

National Information Group, a California corporation (the "Company"), entered into an Agreement and Plan of Merger dated as of November 17, 1998 (the "Merger Agreement") with First American Financial Corporation, a California corporation ("First American"), and Pea Soup Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of First American.

The Merger Agreement provides that, subject to and upon consummation of the merger of Pea Soup Acquisition Corp. into the Company, (the "Merger"), each issued and outstanding share of common stock of the Company will be converted into the right to receive sixty-seven hundredths (0.67) of a share of common stock, par value $1.00, of First American. Upon consummation of the Merger, the Company will become a wholly-owned subsidiary of First American. A copy of the Merger Agreement is attached as Exhibit 2.1 and is incorporated herein by reference.

Consummation of the Merger is subject to the satisfaction of certain conditions, including, without limitation (i) regulatory approval of the Merger by the Insurance Commissioner of the State of California, (ii) approval of the Merger Agreement and the Merger by the stockholders of the Company, (iii) effectiveness of the registration statement registering the shares of First American to be issued in the Merger, (iv) compliance with all applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the expiration of all applicable waiting periods thereunder and (v) certain other customary conditions.

Concurrently with the execution of the Merger Agreement, Mark A. Speizer, the Chairman and Chief Executive Officer, and Bruce A. Cole, the President of the Company, entered into a Voting Agreement with First American whereby Messrs. Speizer and Cole agreed to vote their shares of the Company's common stock in favor of the Merger as contemplated in the Merger Agreement. A copy of the Voting Agreement is attached as Exhibit 10.1 and is incorporated herein by reference.


ITEM 7.  Exhibits.

          2.1 Agreement and Plan of merger, dated as of November 17, 1998 by and among The First American Financial Corporation, Pea Soup Acquisition Corp. and National Information Group.

         10.1 Voting Agreement, dated as of November 17, 1998 by and among The First American Financial Corporation, Mark A. Speizer and Bruce A. Cole.

         99.1       Press Release, dated November 18, 1998.



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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NATIONAL INFORMATION GROUP
                                             (Registrant)

                                             /s/ ROBERT P. BARBAROWICZ
     Dated: November 24, 1998                -----------------------------------
                                             By:  Robert P. Barbarowicz
                                             Title:  Executive Vice President,
                                                     General Counsel and
                                                     Secretary